                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): February 12, 2002



                                 S1 CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



                  DELAWARE                                   000-24931                              58-2395199
--------------------------------------------       -----------------------------        ----------------------------------
        (State or other jurisdiction                        (Commission                           (IRS Employer
              of incorporation)                             File Number)                       Identification No.)



               3500 LENOX ROAD, SUITE 200, ATLANTA, GEORGIA 30326
               --------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 923-3500



                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.



         On February 12, 2002, S1 Corporation ("S1") issued a press release announcing the results of operations for the fourth quarter of 2001. That press release is filed as Exhibit 99.1 to this report. Also on February 12, 2002, S1 held a conference call during which S1 discussed its fourth quarter results and presented certain other materials relating to S1 and its operations. A taped replay of the conference call is available for play-back by dialing (888) 203-1112 (U.S. and Canada) or (719) 457-0820 (international). The access code is 534868. The replay will be active until 8:00 p.m. EST on February 19, 2002.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.



(a)      Not applicable.



(b)      Not applicable.



(c)      Exhibits.



         Exhibit
         No.               Description
         ---------         ------------
         99.1              Press Release, dated February 12, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            S1 CORPORATION
                                            -----------------------------------
                                            (Registrant)



                                            /s/ Richard P. Dobb
                                            -----------------------------------
                                            Richard P. Dobb
                                            Vice President, General Counsel and
                                            Secretary





Date: February 12, 2002

                                  EXHIBIT INDEX


         Exhibit
         No.               Description
         -------           ------------
         99.1              Press release, dated February 12, 2002.